U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2016

Atossa Genetics Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or jurisdiction of incorporation or organization)

001-35610

(Commission File Number)

26-4753208

(I.R.S. Employer Identification Number)

2300 Eastlake Ave. East, Suite 200, Seattle, WA 98102

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (206) 325-6086

                                             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

Atossa Genetics Inc. (“Atossa”) and Besins Healthcare Luxembourg SARL (“Besins”) have agreed, pursuant to a Termination Agreement dated August 4, 2016, to terminate their Intellectual Property License Agreement dated May 14, 2015 (the “License Agreement”), dismiss the legal action relating to the License Agreement pending in the United States District Court for the District of Delaware captioned Atossa Genetics Inc. v. Besins Healthcare Luxembourg SARL, Case No. 1:16-cv-00045-UNA (the “Litigation”), and settle all claims and counterclaims asserted in the Litigation. Atossa and Besins have further agreed, pursuant to and as set forth in the Termination Agreement, that Besins will assume, and Atossa shall have no further rights to, all clinical, regulatory, manufacturing, and all other development and commercialization of 4-hydroxy tamoxifen and Afimoxifene Topical Gel (the “AfTG Program”). In consideration for Atossa’s comprehensive relinquishment of all rights granted in the License Agreement, termination of the License Agreement, cessation of all efforts to develop Afimoxifene Gel, delivery of all API manufactured to date, assignment of a Drug Master File, delivery to Besins of the work product Atossa has completed to date, and other consideration, Besins will reimburse Atossa for out-of-pocket expenses incurred by Atossa to pursue the AfTG Program and will make a termination payment in the total amount of $1,762,931.

Item 1.02 Termination of Material Definitive Agreement.

See item 1.01 to this Form 8-K which is incorporated herein by this reference.

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to the timing and amount of funds to be received from Besins. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, including the information discussed under the captions “Item 1 Business,” “Item 1A. Risk Factors” and “Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the Company’s various other filings with the SEC including reports on Forms 10-Q and 8-K. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Settlement and Termination of License Agreement between Besins Healthcare Luxembourg SARL and its Affiliates and Atossa Genetics Inc. dated August 4, 2016*

*Filed herewith

Signature(s)

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATOSSA GENETICS INC.

Date: August 5, 2016	By: /s/Kyle Guse
Its: Chief Financial Officer